NATIONAL ASSET MANAGEMENT CORE EQUITY FUND

                         SUPPLEMENT DATED MARCH 13, 2001
                       TO PROSPECTUS DATED AUGUST 28, 2000


CHANGE IN CONTROL OF ADVISER

     National Asset Management Corporation ("NAM") serves as adviser to the National Asset Management Core Equity Fund. On February 28, 2001, NAM entered into a definitive merger agreement with AMVESCAP PLC, which is headquartered in Atlanta and London and is the largest publicly traded asset management firm in the world. The merger is expected to close in May 2001 and is subject to a number of contingencies, including regulatory approval and customary closing conditions. Following the closing, NAM's business will be conducted by Invesco Inc.'s National Asset Management division.

     Under the Investment Company Act of 1940, if the merger is consummated it will result in an "assignment" of the existing advisory agreement for the fund and, consequently, the automatic termination of this advisory agreement. Therefore, the fund's Board of Trustees and shareholders are expected to approve a new advisory agreement to take effect upon shareholder approval of the new advisory agreement, with terms identical to those of the current advisory agreement except for its effective and termination dates. Because the fund's shareholders are not expected to approve the new advisory agreement prior to the expected closing of the merger in May 2001, the fund's Board of Trustees is expected to approve an interim advisory agreement to be effective until the fund's shareholders approve the new advisory agreement. The merger is not expected to affect the daily operations of the fund or the investment management activities of the fund's investment adviser.